SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported) April 7, 2000
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                        Community Capital Corporation
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            (Exact Name of Registrant as Specified in Its Charter)

                 South Carolina                           0-18460                        57-0866395
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(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)
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                1402-C Highway 72 Greenwood, South Carolina 29649
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          (Address, Including Zip Code, of Principal Executive Offices)


                                 (864) 941-8200
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

      On April 7, 2000, Mid State Bank, a wholly-owned bank of Community Capital Corporation, announced the signing of a definitive agreement with Carolina First Bank ("Carolina First") concerning the acquisition by Mid State Bank of Carolina First's branch office located in Prosperity, South Carolina. The transaction is expected to close during the second quarter of 2000, pending regulatory approval and other conditions of closing. A copy of the News Release is attached hereto as Exhibit 99 (page 3 of 4).


Item 7.  Financial Statements and Exhibits.

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Exhibits.

             Exhibit 99, News Release, dated April 7, 2000.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY CAPITAL CORPORATION



Date: April 11, 2000                        By: /s/William G. Stevens
                                                ---------------------------
                                                William G. Stevens
                                                Chief Executive Officer


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